Exhibit 10.1

SEVENTH AMENDMENT TO

AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

This SEVENTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated as of February 15, 2019, to be effective as of the Amendment Effective Date (defined below) and is entered into by and between HALCÓN RESOURCES CORPORATION, as “Borrower”, each of the undersigned Guarantors (together with the Borrower, the “Obligors”), each of the undersigned Lenders party to the Credit Agreement, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITALS

Reference is made to the Amended and Restated Senior Secured Revolving Credit Agreement dated as of September 7, 2017, among the Borrower, a corporation duly formed and existing under the laws of the State of Delaware, each of the Lenders and other parties from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, as amended by the First Amendment dated as of November 1, 2017, the Second Amendment dated as of February 2, 2018, the Third Amendment dated as of May 2, 2018, the Fourth Amendment dated as of July 12, 2018, the Fifth Amendment dated as of November 7, 2018  and the Sixth Amendment dated as of November 16, 2018 (such agreement, as further amended, supplemented, restated or otherwise modified prior to the Amendment Effective Date (as defined below), the “Credit Agreement”; and the Credit Agreement as amended by this Amendment and as may be further amended, supplemented, restated or otherwise modified from time to time, the “Amended Credit Agreement”).  Unless otherwise stated in this Amendment, any reference to a “Section” shall be deemed a reference to the applicable Section of the Credit Agreement and capitalized terms used but not defined herein shall have the meanings given to such terms in the Amended Credit Agreement.

WHEREAS, the Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to enter into this Amendment, and modify certain provisions of the Credit Agreement, all as set forth herein.

NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

Section 1.01                 Amendment to Section 1.02.  The definition of EBITDA is hereby amended to read:

“EBITDA” means, for any period, an amount determined for the Borrower and its Consolidated Restricted Subsidiaries equal to the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: (a) interest expense, (b) income taxes, (c) depreciation, (d) depletion, (e) amortization, (f) all other non-cash charges and (g) the amount of non-recurring expenses and charges in an amount not to exceed ten percent (10%) of EBITDA (prior to giving effect to such addbacks) for such period in the aggregate during such time, minus all non-cash income (including cancellation of indebtedness income) to the extent included in Consolidated Net Income; provided, that for purposes of determining EBITDA:

(i)                                     for the fiscal quarter ending March 31, 2019, EBITDA shall be equal to EBITDA for the three month period then ending multiplied by 4,

(ii)                                  for the fiscal quarter ending June 30, 2019, EBITDA shall be equal to EBITDA for the six month period then ending multiplied by 2,

(iii)                               for the fiscal quarter ending September 30, 2019, EBITDA shall be equal to EBITDA for the nine month period then ending multiplied by 4/3, and

(iv)                              for each fiscal quarter thereafter, EBITDA shall be equal to EBITDA for the twelve month period then ending.

Section 1.02     Amendment to Mortgage and Title Threshold.  Section 8.13(a), (b) and (c), Section 8.14(a) and Section 5 of Exhibit I are each amended by removing the words “eighty-five percent (85%)” as they appear in each such section and replacing it with the words “ninety-five percent (95%)”.

Section 1.03     Amendment to Section 9.01(a).  Section 9.01(a) is hereby amended by deleting such Section in its entirety and replacing it with the following:

(a)                                 Total Net Indebtedness Leverage Ratio.  The Borrower will not permit its ratio of Consolidated Total Net Debt as of the last day each fiscal quarter set forth below to EBITDA as of such day to be greater than the ratio set forth opposite such date:

Fiscal Quarter	Ratio
March 31, 2019	5.00: 1.00
June 30, 2019	4.75: 1.00
September 30, 2019	4.50: 1.00
December 31, 2019	4.25: 1.00
Thereafter	4.00: 1.00

ARTICLE II
CONDITIONS PRECEDENT

This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the following conditions are satisfied (or waived in accordance with Section 12.02):

Section 2.01     Amendment.  The Administrative Agent shall have received a counterpart of this Amendment signed by the Borrower and the Majority Lenders.

Section 2.02     Fees.  The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment in full of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

Section 2.03     Additional Mortgage and Title Information.  The Administrative Agent shall have received (a) additional Security Instruments as the Administrative Agent shall reasonably require to establish that it shall have a first priority Lien on at least 95% of the PV-9 of the Borrowing Base Properties and (b) such title information as the Administrative Agent may reasonably require, reasonably satisfactory to the Administrative Agent, setting forth the status of title to at least 95% of the PV-9 of the Borrowing Base Properties.

Section 2.04     No Default; No Material Adverse Effect.  At the time of and immediately after giving effect to this Amendment, (a) no Default or Event of Default shall have occurred and be continuing and (b) no event or events shall have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Article II or the waiver of such conditions as permitted in Section 12.02.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement and the Amended Credit Agreement for all purposes.

ARTICLE III
MISCELLANEOUS

Section 3.01     Confirmation.  Except as expressly amended by this Amendment, the provisions of the Credit Agreement shall remain in full force and effect following the effectiveness of this Amendment.

Section 3.02     Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations (including, without limitation, each Guarantor’s guarantees) under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, (c) ratifies and affirms its pledges and grants of security interests and Liens under each of the Loan Documents to which it is party and agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, such pledges and grants of security interests and Liens shall remain in full force and effect and (d) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date; (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

Section 3.03     Loan Document.  This Amendment is a Loan Document.

Section 3.04     Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

Section 3.05     NO ORAL AGREEMENT.  THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 3.06     GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.07     Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 3.08     Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 3.09     No Waiver.  Neither the execution by the Administrative Agent or the Majority Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their respective officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist under the Credit Agreement or which may occur in the future under the Amended Credit Agreement and/or the other Loan Documents (collectively, “Violations”).  Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Administrative Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Violations, (ii) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, except as expressly set forth herein, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Amended Credit Agreement, the other Loan Documents, or any other contract or instrument.  Nothing in this Amendment shall be construed to be a waiver by the Administrative Agent or the Lenders of any Violations.

[Counterpart signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

BORROWER:	HALCÓN RESOURCES CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Seventh Amendment to Amended and Restated Senior Secured Revolving Credit Agreement
Halcón Resources Corporation

GUARANTORS:	HALCÓN HOLDINGS, INC.
HALCÓN RESOURCES OPERATING, INC.
HALCÓN ENERGY PROPERTIES, INC.
HALCÓN OPERATING CO., INC.
HALCÓN FIELD SERVICES, LLC
HALCÓN PERMIAN, LLC

	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer

Signature Page to Seventh Amendment to Amended and Restated Senior Secured Revolving Credit Agreement
Halcón Resources Corporation

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Darren Vanek
	Name:	Darren Vanek
	Title:	Authorized Officer

Signature Page to Seventh Amendment to Amended and Restated Senior Secured Revolving Credit Agreement
Halcón Resources Corporation

BMO HARRIS BANK N.A. as a Lender

By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Managing Director

Signature Page to Seventh Amendment to Amended and Restated Senior Secured Revolving Credit Agreement
Halcón Resources Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Russell Otts
	Name:	Russell Otts
	Title:	Director

Signature Page to Seventh Amendment to Amended and Restated Senior Secured Revolving Credit Agreement
Halcón Resources Corporation

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Vikram Nath
	Name:	Vikram Nath
	Title:	Director

By:	/s/ Arnaud Roberdet
	Name:	Arnaud Roberdet
	Title:	Vice President

Signature Page to Seventh Amendment to Amended and Restated Senior Secured Revolving Credit Agreement
Halcón Resources Corporation

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory

Signature Page to Seventh Amendment to Amended and Restated Senior Secured Revolving Credit Agreement
Halcón Resources Corporation

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

Signature Page to Seventh Amendment to Amended and Restated Senior Secured Revolving Credit Agreement
Halcón Resources Corporation